Exhibit 2.4

SPECIMEN STOCK CERTIFICATE REPRESENTING COMMON STOCK

[SEE LEGEND ON REVERSE]

(FRONT)

NUMBER	SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

FAT BRANDS INC.	COMMON STOCK
CUSIP 30258N 105

INCORPORATED UNDER THE LAWS

OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

***SPECIMEN***

IS THE OWNER OF______________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $0.0001 PAR VALUE EACH OF

FAT BRANDS INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Amended and Restated Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED:
VSTOCK TRANSFER, LLC
TRANSFER AGENT

SECRETARY	PRESIDENT	BY
AUTHORIZED OFFICER

(REVERSE)

FAT BRANDS INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT/TRANS MIN ACT –		CUSTODIAN
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of		under Uniform Gifts/Transfers to Minors Act
survivorship and not as tenants in common
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO____________

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

shares

of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
NOTICE: The Signature(s) To This Assignment Must Correspond With The Name(s) As Written Upon The Face Of The Certificate In Every Particular, Without Alteration Or Enlargement Or Any Change Whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.